UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 19, 2005

CYPRESS SEMICONDUCTOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10079	94-2885898

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3901 North First Street
San Jose, California 95134

(Address of principal executive offices and zip code)

(408) 943-2600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

     On July 21, 2005, Cypress Semiconductor Corporation (“Cypress” or the “Company”) issued a press release announcing its results for the second quarter of its fiscal year 2005. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Use of Adjusted-GAAP Financial Information:

     To supplement the consolidated financial results prepared under GAAP, Cypress uses adjusted-GAAP financial measures which are adjusted from the most directly comparable GAAP financial measures to exclude charges related to acquisitions including amortization of intangibles, in-process research and development and stock-based compensation, employee loan reserves, impairment related to off-balance sheet lease guarantee, restructuring, impairment on investments, and other non-recurring costs. Management does not consider these charges part of the day-to-day business or reflective of the core operational activities of the Company as they result from corporate transactions outside the ordinary course of business. Management uses these adjusted-GAAP measures internally for strategic decision making, forecasting future results and evaluating the Company’s current performance. Most analysts covering Cypress use the adjusted-GAAP measures as well. Given management’s use of these adjusted-GAAP measures, Cypress believes these measures are important to investor understanding of the Company’s disclosures regarding current and future operating results. Management also believes these adjusted-GAAP measures enable investors to better assess changes in Cypress’ core business across different time periods. These adjusted-GAAP measures are not in accordance with, or an alternative for, GAAP and may be different from adjusted-GAAP measures used by other companies.

     Pursuant to the requirements of Regulation G, the Company has provided a reconciliation of the adjusted-GAAP financial measures to the most directly comparable GAAP financial measures.

     The information in this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. The information contained herein and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any filing made by Cypress with the U.S. Securities and Exchange Commission, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     Fred B. Bialek, a member of the Company’s Board of Directors since 1991, notified the Company of his retirement, effective July 19, 2005.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

          The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit 99.1	Press Release dated as of July 21, 2005, announcing Cypress’s results for the second quarter of its fiscal year 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYPRESS SEMICONDUCTOR CORPORATION
Date: July 21, 2005	By:	/s/ Jeff Osorio
Jeff Osorio
Vice President, Corporate Controller and Interim Chief Financial Officer

INDEX TO EXHIBIT

Exhibit	Description
99.1	Press Release dated as of July 21, 2005, announcing Cypress’s results for the second quarter of its fiscal year 2005.

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